Loss per share	3 Months Ended
Mar. 31, 2022
Earnings per share [abstract]
Loss per share	Loss per share
The Company has three categories of potentially dilutive securities outstanding: stock options, DSUs and RSUs. All potentially dilutive securities have been excluded from the calculation of diluted loss per share for the periods in which the Company is in a net loss position. Including the dilutive securities in these periods would be anti-dilutive; therefore, basic and diluted number of shares used in the calculation is the same for the periods presented.

The weighted average outstanding number and type of securities that could potentially dilute basic net income per share in the future but would have decreased the loss per share (anti-dilutive) for the periods in which the Company is in a net loss position are as follows:

	Three months ended March 31,
	2022	2021
	#	#
Stock options	1,027,646	1,154,738
DSUs	60,380	46,872
RSUs	48,341	—
	1,136,367	1,201,610